UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2009

Zhongpin Inc.
 (Exact name of registrant as specified in charter)

Delaware	333-112111	54-2100419
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Changshe Road, Changge City, Henan Province People’s Republic of China
(Address of principal executive offices)	(Zip Code)

011 86 374-6216633
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD

Item 7.01.                                Regulation FD Disclosure.

By press release dated February 4, 2009, we announced our planned presentation at the Roth Capital Partners 21st Annual OC Growth Stock Conference, scheduled for February 17, 2009 in Dana Point, California (the “Roth Conference”).  We are filing this current report on Form 8-K to disclose our planned presentation materials in order to avoid the selective disclosure of any material nonpublic information at the Roth Conference.   A copy of the planned slide presentation is a attached hereto as Exhibit 99.1.

The information contained herein and in the accompanying exhibit is being furnished pursuant to “Item 7.01. Regulation FD.”  The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibit is furnished herewith:

Exhibit No.	Document

99.1	PowerPoint slide presentation of Zhongpin Inc., February 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZHONGPIN INC. (Registrant)

By:	/s/ Xianfu Zhu
Name: Xianfu Zhu
Title: Chief Executive Officer

Dated: February 17, 2009

EXHIBIT INDEX

Exhibit No.	Document

99.1	PowerPoint slide presentation of Zhongpin Inc., February 2009.